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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: December 7, 2004
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                        (Date of earliest event reported)

                             SPHERIX(R) INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Delaware                         0-5576               52-0849320
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(State or other jurisdiction of        (Commission file       (I.R.S. Employer
         incorporation)                     number)          Identification No.)

  12051 Indian Creek Court, Beltsville, Maryland                    20705
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     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, including area code: (301) 419-3900

                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01. Other Events

      On December 7, 2004, the Registrant issued a press release announcing that it had won its protest of the National Recreation Reservation Service contract award. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated December 7, 2004

                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Spherix Incorporated

      By: /s/ Richard C. Levin
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          Richard C. Levin
          Acting Chief Executive Officer

      Date: December 7, 2004

                                  EXHIBIT INDEX
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Exhibit Number         Description
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99.1                   Press Release dated December 7, 2004


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